August 4, 2000
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Gregg E. Jaclin, Esq.
4400 Route 9, 2nd Floor
Freehold, New Jersey 07728
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     Re:  Agreement between Segway VIII Corp. and
          Gregg E. Jaclin
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Dear Mr. Jaclin:
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The following sets forth the agreement between Segway VIII
Corp. ("SEGWAY") and Gregg E, Jaclin ("JACLIN"):
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     1.  JACLIN agrees to purchase 1,000,000 restricted
common shares of SEGWAY at the value of $.0001 per share for a purchase price of $125.00.
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     2.  Upon the receipt of $125.00, SEGWAY will tender the
shares from treasury to JACLIN.
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     3.  JACLIN represents that he is a sophisticated
purchaser with the knowledge and understanding of the securities industry in order to make well-informed investment decisions. In addition, JACLIN has been provided with access to all documents of SEGWAY and has signed a subscription agreement attached hereto and made a part hereof.
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     4.  Notice shall be given by certified mail, return
receipt requested, the date of notice being deemed the date of postmarking. Notices, unless either party has notified the other party of an alternative address as provided hereunder, shall be sent to the address set forth herein.
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     5.  In the event that any term, covenant, condition, or
other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.
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     6.  This Agreement contains all of the terms agreed
upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.
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     7.  This Agreement shall be construed in accordance
with and governed by the laws of the State of New Jersey applicable to agreements made and to be performed within the State of New Jersey without giving the effect to the conflict of law principals thereof.
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     8.  No amendments or additions to this Agreement shall
be binding unless in writing, signed by both parties, except as herein otherwise provided.
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     9.  Neither party may assign nor delegate any of its
rights or obligations hereunder without first obtaining the written consent of the other party.
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Very truly yours,
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RICHARD I. ANSLOW & ASSOCIATES
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By: /s/ Ross A. Goldstein
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     ROSS A. GOLDSTEIN
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RAG/tp
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ACCEPTED AND AGREED TO BY:     ACCEPTED AND AGREED TO BY:
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SEGWAY VIII CORP.
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By: /s/ Richard I. Anslow      By: /s/ Gregg E. Jaclin
--------------------------     ---------------------------
        RICHARD I. ANSLOW              GREGG E. JACLIN
        President
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